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       FILED #C2034099                                           Filing  fee:
         AUG 17 1999                                             Receipt  #:
       IN THE OFFICE OF
       /s/ DEAN HELLER
DEAN HELLER, SECRETARY OF STATE

                            Articles  of  Incorporation
                               (PURSUANT TO NRS 78)
                                  STATE OF NEVADA
                                 Secretary of State


(For filing office use)                                  (For filing office use)
--------------------------------------------------------------------------------
   IMPORTANT:  Read instructions on reverse side before completing this form.
                         TYPE OR PRINT (BLACK INK ONLY)

1.   NAME OF CORPORATION:          Cellway  Ventures,  Inc.
                         -------------------------------------------------------

2. RESIDENT AGENT: (designated resident agent and his STREET ADDRESS in Nevada where process may be served)

Name of Resident Agent:     Michael  A.  Cane
                       ---------------------------------------------------------
Street Address: 101 Convention Center Dr., Suite 1200  Las Vegas, NV 89109
                ----------------------------------------------------------------
                    Street No.      Street Name               City         Zip

3.   SHARES:  (number of shares the corporation is authorized to issue)
Number of shares with par value:  100 Million    Par value:  $ .001
                                 -------------              ---------
No. without par value:  _________

4.   GOVERNING  BOARD:  shall be styled as (check one):  X   Directors ______
                                                       -----
Trustees

The  FIRST BOARD OF DIRECTORS shall consist of   1  member(s) and the names and
                                               -----
addresses  are  as  follows:

Michael Cane               101 Convention Ctr., Ste. #1200, Las Vegas, NV  89109
-----------------------    -----------------------------------------------------
Name                       Address                            City/State/Zip

-----------------------    -----------------------------------------------------
Name                       Address                            City/State/Zip

5.     PURPOSE:  (optional)  :  The  purpose  of  the  corporation  shall  be:

--------------------------------------------------------------------------------

6. OTHER MATTERS: This form includes the minimal statutory requirements to incorporate under NRS 78. You may attach additional information pursuant to NRS 78.037 or any other information you deem appropriate. If any of the additional information is contradictory to this form it cannot be filed and will
be  returned  to  you  for  correction.  Number of pages attached        0     .
                                                                      ----------
7. SIGNATURES OF INCORPORATORS: The names and addresses of each of the incorporators signing the articles.

Michael  Cane
--------------------------------------------  ----------------------------------
Name  (print)                                 Name  (print)

101 Convention Ctr., Ste #1200, Las Vegas, NV
                                89109
--------------------------------------------  ----------------------------------
Address                      City/State/Zip   Address             City/State/Zip

/s/ Michael Cane
--------------------------------------------  ----------------------------------
Signature                                     Signature
State of Nevada County of Clark               State of _______ County of _______
        --------          ------------

This instrument was acknowledged before me    This instrument as acknowledged
on August 17,                , 1999, by       before me on ____________ 19__, by

-----------------------------    --
Michael Cane                                  ----------------------------------
---------------------------------------                   Name of Person
            Name of Person

as incorporator of Cellway Ventures, Inc.     as incorporator of
/s/ Ann Marie Gibson
___________________________________________   __________________________________
      Notary Public Signature                      Notary Public Signature
    (affix notary stamp or seal)                (affix notary stamp or seal)

8.     CERTIFICATE OF ACCEPTANCE OF APPOINTMENT OF RESIDENT AGENT:

I,  Michael A. Cane   hereby accept appointment as Resident Agent for the above
    ---------------
named corporation.

/s/ Michael Cane
___________________________________________                    08-17-99
                                                               --------
   Signature of Resident Agent                                   Date

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                                                      STATE OF NEVADA
                                                     Secretary of State

                                             I hereby certify that this is a
                                              true and complete copy of the
                                             document as filed in this office.

                                                        AUG 17' 99

                                                      /s/ Dean Heller
                                                        DEAN HELLER
                                                    Secretary of State